Fees Summary	Aug. 05, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 48,898,616.00
Previously Paid Amount	0.00
Total Fee Amount	6,752.90
Total Offset Amount	0.00
Net Fee	$ 6,752.90